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                                                                  Exhibit 10.3

                         AMENDMENT AND CLARIFICATION TO
                              OPERATING AGREEMENT
                                      AND
                               LICENSE AGREEMENT

        This Amendment and Clarification to the Operating Agreement and License Agreement is made and entered into as of June 4, 1996 between Broward County, Florida (the "County"), Arena Operating Company, Ltd., a Florida limited partnership (the "Operator") (as to the Operating Agreement), and Florida Panthers Hockey Club, Ltd., a Florida limited partnership (the "Team") (as to the License Agreement).

        A. On June 4, 1996, at its duly constituted meeting, the Board of County Commissioners of Broward County, Florida (the "Board") approved the Operating Agreement between the County and the Operator under which the Operator will manage and operate the Facility (as defined in said document), upon completion of construction, subject to the execution of this Amendment, and the Board also approved the License Agreement between the County and the Team, subject to the execution of this Amendment, and the Development Agreement between the County and Arena Development Company, Ltd., all related to the construction, use and operation of the Facility (the latter of which is not being amended by this document).

        B. The parties desire to set forth herein certain amendments and clarifications to the License Agreement and the Operating Agreement, which are deemed incorporated in the Operating Agreement and the License Agreement by reference and made a part thereof.

        NOW THEREFORE, the parties agree as follows:

        1. The following paragraph is added at the conclusion of the Operating Agreement as Section 19.2, as follows:

        19.2 County or Facility not responsible for Operator or Manager lawsuits.

        The parties acknowledge that the Team and the Operator respectively are solely responsible and have the exclusive right to select the Operator and the Manager of the Facility. Therefore, whichever Operator and/or Manager is chosen by the Team and/or the Operator to operate or manage the Facility, if a lawsuit or claim is filed in Broward County or any other jurisdiction that claims or asserts that the retention of that Operator or Manager is violative of an existing contract with that or any other venue or with any other City, County or other entity, public or private, the expenses involved in that claim or lawsuit, including attorneys fees, shall not be borne by the County or the Facility and shall not be deemed Facility Operating Expenses.



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        2.      Section 1.10 of the Operating Agreement is amended by deleting the words "Leisure Management International." All other references in the Operating Agreement to Leisure Management International is hereby deleted.

                Section 1.8 of the License Agreement is amended by deleting the words "initially Leisure Management International," and all other references to Leisure Management International are hereby deleted.

        IN WITNESS WHEREOF, the parties have hereunto executed this Amendment and Clarification Agreement by and through their duly authorized officers this 4th day of June, 1996.

                                        County:
[SEAL]                                  BROWARD COUNTY, FLORIDA


                                        By: /s/ John E. Rodstrom
                                           ---------------------------------
                                           Chair of the Board


                                        Operator:
                                        ARENA OPERATING COMPANY, LTD.
                                        By: ARENA OPERATING COMPANY,
                                        INC. a Florida corporation, its
                                        General Partner


                                        By: /s/ H. Wayne Huizenga
                                           --------------------------------
                                           Name: H. Wayne Huizenga
                                                 Chairman


                                        Team:
                                        FLORIDA PANTHERS HOCKEY CLUB,
                                        LTD.
                                        By: Arena Development Company,
                                        Inc. a Florida corporation,
                                        its General Partner


                                        By: /s/ H. Wayne Huizenga
                                           --------------------------------
                                           Name: H. Wayne Huizenga
                                                 Chairman



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